Exhibit 99.2 Q2:23 Results Conference Call August 1, 2023 H E L P I N G H U M A N S H E A L

Disclaimer & Cautionary Statements This presentation includes forward-looking statements. Forward-looking statements are subject to risks and uncertainties, and the Company cautions investors against placing undue reliance on such statements. Actual results may differ materially from those set forth in the forward-looking statements. Such forward-looking statements include statements regarding: • Future sales or sales growth; • Estimates of potential market size for the Company’s current and future products; • Plans for expansion outside of the U.S.; • The effectiveness of amniotic tissue as a therapy for any particular indication or condition; • Expected spending on research and development; • The Company’s long-term strategy and goals for value creation, the status of its pipeline products, expectations for future products, and expectations for future growth and profitability 2

Disclaimer & Cautionary Statements Additional forward-looking statements may be identified by words such as believe, expect, may, plan, potential, will, preliminary, and similar expressions, and are based on management's current beliefs and expectations. Forward-looking statements are subject to risks and uncertainties, and the Company cautions investors against placing undue reliance on such statements. Actual results may differ materially from those set forth in the forward-looking statements. Factors that could cause actual results to differ from expectations include: • Future sales are uncertain and are affected by competition, access to customers, patient access to healthcare providers, and many other factors; • The future market for the Company’s products can depend on regulatory approval of such products, which might not occur at all or when expected, and is based in part on assumptions regarding the number of patients who elect less acute and more acute treatment than the Company’s products, market acceptance of the Company’s products, and adequate reimbursement for such therapies; • The process of obtaining regulatory clearances or approvals to market a biological product or medical device from the FDA or similar regulatory authorities outside of the U.S. is costly and time consuming, and such clearances or approvals may not be granted on a timely basis, or at all, and the ability to obtain the rights to market additional, suitable products depends on negotiations with third parties which may not be forthcoming; • Whether there is full access to hospitals and healthcare provider facilities, as a continuation or escalation of access restrictions or lockdown orders resulting from the ongoing COVID-19 pandemic; and • The Company describes additional risks and uncertainties in the Risk Factors section of its most recent annual report and quarterly reports filed with the Securities and Exchange Commission. Any forward-looking statements speak only as of the date of this press release and the Company assumes no obligation to update any forward- looking statement. 3

Joe Capper Chief Executive Officer

Q2:23 Highlights Highest quarterly net sales in nearly Net Sales Gross Margin 4 years Improving financial profile, $81.3MM 83.3% particularly with improving gross margins Net Sales Adjusted EBITDA Strategic realignment and suspension Year/Year Growth of knee osteoarthritis program $14.1MM +21.5% 17% of net sales Strong results unlocking leverage in the business 5

Progress With Strategic Priorities Build leadership position in Develop opportunities in Demonstrate corporate Wound & Surgical adjacent markets discipline around expenses • Solid growth in all sites-of-service• Strategic realignment • Accelerating sustainable sharpens our focus profitability and cash flow, • New products contributing to with strong Q2 results hospital growth• Evaluate expansion of product offering beyond amniotic • Q2 results reflect successful • Momentum continues in tissue achievement of our near-term physician office as profitability targets reimbursement outlook improves• Potential to broaden product offering and increase growth • Continue to push for • Japan business continuing to profile additional improvements as build business scales helping humans heal 6

Doug Rice Chief Financial Officer

Q2:23 Net Sales Site-of-Service Product Mix & Year/Year Growth $81.3 Other $66.9 $10.9MM +38% Private Hospital Office $46.6MM $23.8MM +17% +25% Q2:22 Q2:23 8 $ millions

Q2:23 Gross Profit & Gross Margins Year/year margin $67.7 expansion driven by yield improvement $60.0 $59.3 $55.5 $55.1 and favorable product mix with increased $49.0 sales in higher margin care settings 83.3% 83.1% 82.7% 82.3% 82.0% Remain focused on 80.7% driving gross margin percentage back into the mid-80s over the long term Q1:22 Q2:22 Q3:22 Q4:22 Q1:23 Q2:23 9 9 $ millions

Q2:23 Operating Expenses Q2:22 $55.8 $51.9 Q2:23 Expense discipline more than offset higher commissions to drive strong improvement in Adjusted $8.5 $5.5 EBITDA % of net sales 83% 64% 8% 11% R&D SG&A $14.1 Restructuring charge associated with strategic $1.2 realignment more than offset meaningful reduction -$1.0 in Investigation, Restatement & Related -$10.9 Expense -1% % of net sales -16% 2% 17% Adjusted EBITDA Net Income/Loss 10 $ millions $ millions

Q2:23 Results by Business Segment ($ millions) Q2:22 Q2:23 Net Sales $66.1 $80.5 • Q2:23 Wound & Surgical Segment (10.8) (12.7) Cost of Sales Wound & Contribution of $27.6 million or 34.3% of Selling, General and Administrative Expense (38.7) (38.5) Wound & Surgical net sales compared to $14.2 Surgical Research and Development Expense (2.4) (1.6) million or 21.5%, respectively in Q2:22 Segment Contribution $14.2 $27.6 ($ millions) Q2:22 Q2:23 Net Sales $0.0 $0.0 • Q2:23 Regenerative Medicine expenses Cost of Sales 0.0 0.0 Regenerative totaled $10.1 million, driven by KOA trial costs Selling, General and Administrative Expense 0.0 0.0 and costs associated with strategic realignment, Medicine (3.1) (6.8) Research and Development Expense announced in June 2023 Restructuring 0.0 (3.3) Segment Contribution ($3.1) ($10.1) ($ millions) Q2:22 Q2:23 • Q2:23 Corporate & Other SG&A expenses Net Sales $0.8 $0.8 Corporate totaled $13.4 million, representing 16.5% of (1.0) (0.8) Cost of Sales total net sales compared to $17.1 million or & Other Selling, General and Administrative Expense (17.1) (13.4) 25.6% of total net sales, respectively in Q2:22 Research and Development Expense 0.0 0.0 11

Liquidity Highlights $68.7MM $7.8MM Cash & Equivalents Operating Cash Flow Cash & Debt Q2:23 at June 30, 2023 Cash Flows $48.8MM $7.5MM Long-Term Debt Free Cash Flow 12

Joe Capper Chief Executive Officer

Q2: 23 Summary Q2:23 & 1H:23 Net Sales Growth of Nearly 22% Year-Over-Year Q2:23 Gross Margin of 83.3% Q2:23 Adjusted EBITDA of $14.1 Million (17.4% of Net Sales) Strong Performance Increased Our Cash Balance by $7.5 Million from Q1:23 to Q2:23 During 1H:23 Continued Roll Out of New Products in the U.S. Sales of EPIFIX Continue to Ramp in Japan Focus on Driving Efficiency and Expense Rationalization 14

* 2023 Outlook 2023 Continues to Shape Up to be a Strong Year for MIMEDX Anticipate Full Year 2023 Potential to Build Cash Expect Adjusted EBITDA Revenue Growth Balance to $90+ Million Margin in 2H:23 Above Percentage in the Mid- by Year End 2023 20%, Driving Leverage to-High Teens as the Business Scales Revenue Growth Profitability Cash Generation *2023 Outlook provided as of August 1, 2023. Actual results may differ. We are not able to provide a reconciliation of our Adjusted EBITDA margin expectation to the corresponding GAAP measure without unreasonable effort because of the uncertainty and variability of the nature and amount of the non-recurring and other items that are excluded from such non-GAAP financial measures. Such adjustments 15 in future periods are generally expected to be similar to the kinds of charges excluded from such non-GAAP financial measures in prior periods. The exclusion of these charges and costs in future periods could have a significant impact on our non-GAAP financial measures.

Helping Humans Heal Closing Remarks & Q&A